                                                                    EXHIBIT 10.7


                                  MICRO FOCUS
                    OSX APPLICATION VENDOR LICENSE AGREEMENT

This OSX Application Vendor License Agreement ("Agreement") is entered into as of June 10, 1993 by and between Micro Focus Incorporated ("Micro Focus") and DELTEK ("Licensee").

                                   Background

Micro Focus develops and distributes a line of COBOL programmer productivity tools. Licensee has licensed such tools and used them for development and has determined to distribute the Micro Focus Operating Systems Extensions ("OSX") product in connection with Licensee's products. This Agreement sets forth the terms on which Licensee may distribute the OSX product.

                                   Agreement

NOW, THEREFORE, the parties agree as follows:

1.   THE SOFTWARE

     The software ("Software") consists of the Operating System Extensions ("OSX") for Micro Focus COBOL in object code form for the operating environment in the single or multi-user systems specified below. Attached as Exhibits C and D are the lists of files that make up the OSX under DOS-OS/2 and UNIX respectively.

2.   LICENSE FEES

-----------------------------------------------------------------------------------------------------------------
              Software                    Version                Operating                 Current Single Copy
                                                                Environment                    License Fee
-----------------------------------------------------------------------------------------------------------------
      OSX DOS-OS/2 Single User              3.0                   DOS-OS/2                        [*]
-----------------------------------------------------------------------------------------------------------------
      OSX DOS-OS/2 per Server               3.0                   DOS-OS/2                        [*]
          (Fileshare NLM)
-----------------------------------------------------------------------------------------------------------------


     The OSX Single User Single Copy License Fee permits i) one user license on, a DOS-OS/2 single user system or ii) one user license on a DOS-OS/2 multi-user system. A DOS-OS/2 multi-user system consists of one server and its clients. A Single User License Fee is payable for each user licensed on a DOS-OS/2 multi-user system. The license fee for each multi-user system in the DOS-OS/2 environment is computed by combining the Server Fee plus the total Single User Fees for each user licensed on that system. Additional users linked to a previously licensed Server require payment of additional Single User Fees as users are added.




[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

-----------------------------------------------------------------------------------------------------------------
              Software                   Version               Operating                Current Single Copy
                                                              Environment                   License Fee
-----------------------------------------------------------------------------------------------------------------
     UNIX OSX per Initial User             3.0                   UNIX                           [*]
-----------------------------------------------------------------------------------------------------------------
      UNIX OSX per Additional              3.0                   UNIX                           [*]
          Concurrent User
-----------------------------------------------------------------------------------------------------------------


     The UNIX OSX Initial User Fee permits a single user license for each UNIX OSX installation. An installation shall consist of a single UNIX computer which may have one or more terminals. The OSX Initial User Fee shall support only one user unless additional concurrent users are licensed. Licenses for additional users on the same installation require the Per Additional Concurrent User Single Copy License Fee be paid for each additional concurrent user. License fees for each multi-user system are computed by adding the UNIX OSX Per OSX Initial User Fee to the total Per Additional Concurrent User Fees for that system.

     Licensee agrees to pay Micro Focus for the right to make additional copies of the OSX during the term of this Agreement based on the Cumulative Discount Schedule shown below. The Cumulative Discount Schedule will only apply for the term of this Agreement. Any subsequent renewal of this Agreement pursuant to the terms herein may be subject to different discount conditions at the sole discretion of Micro Focus and which will be confirmed in writing by Micro Focus at the time of renewal. The Current Single Copy License Fee for all the above products is subject to change without notice.

3.   CUMULATIVE DISCOUNT SCHEDULE

     Licensee, for the duration of this Agreement, will have the right to procure additional licenses for OSX according to the following discount schedule:

--------------------------------------------------------------------------------------
      Cumulative Number of Copies Licensed            $ Discount Applicable to the
        During the Term of the Agreement                   Most Recent Order
--------------------------------------------------------------------------------------
                     [*]                                          [*]
--------------------------------------------------------------------------------------
                     [*]                                          [*]
--------------------------------------------------------------------------------------
                     [*]                                          [*]
--------------------------------------------------------------------------------------
                     [*]                                          [*]
--------------------------------------------------------------------------------------
                     [*]                                          [*]
--------------------------------------------------------------------------------------
                     [*]                                          [*]
--------------------------------------------------------------------------------------
                     [*]                                          [*]
--------------------------------------------------------------------------------------
                     [*]                                          [*]
--------------------------------------------------------------------------------------
                     [*]                                          [*]
--------------------------------------------------------------------------------------


[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

--------------------------------------------------------------------------------------
                  [*]                                             [*]
--------------------------------------------------------------------------------------
                  [*]                                             [*]
--------------------------------------------------------------------------------------
                  [*]                                             [*]
--------------------------------------------------------------------------------------
                  [*]                                             [*]
--------------------------------------------------------------------------------------
                  [*]                                             [*]
--------------------------------------------------------------------------------------


4.   INITIAL ORDER


--------------------------------------------------------------------------------------------------------
           Software              Single Copy License Fee        Quantity        Initial License Fee
--------------------------------------------------------------------------------------------------------
 OSX DOS-OS/2 Single User                  [*]                     90                [*]
--------------------------------------------------------------------------------------------------------
 OSX DOS-OS/2 per Server                   [*]
--------------------------------------------------------------------------------------------------------
 UNIX OSX per Initial User                 [*]                     1                 [*]
--------------------------------------------------------------------------------------------------------
 UNIX OSX per Additional                   [*]                     9                 [*]
 Concurrent User
--------------------------------------------------------------------------------------------------------


(All prices quoted in U.S. Dollars)
Total Initial License Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  [*]
Discount Applied (Per Paragraph   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       [*]
Prepaid License Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   00
INITIAL ORDER FEE PAYABLE TO MICRO FOCUS (NOT LESS THAN $1,000.00)  . . . . . . . . . . . . . . .    $  [*]

     Licensee agrees that upon execution of this Agreement the above Initial Order Fee shall be due and payable to Micro Focus, any prepaid license fee shall be irrevocable and non-refundable.

     The Initial Order will be paid upon submission of a signed copy of this Agreement to Micro Focus by Licensee. License Fees for additional quantities of the OSX must be paid within 30 days of the end of each month during which the additional copies were made by Licensee.

5.   SCOPE OF LICENSE

     Licensee may (i) make and distribute the number of copies of OSX for which License Fees have been paid to or will be paid Micro Focus for use solely in combination with Licensee's own application software, only on the same recording medium in object code form only, and (ii) sublicense the OSX to end user customers only in such combination for use each on a single-user or multi-user computer system for OSX subject to the following:

     a. Licensee will make all reports and payments as provided in this Agreement.



[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     b. Copies of the OSX may be distributed to end users only if the OSX is delivered together with a written end user license agreement which provides the same protection to Micro Focus as the Micro Focus End User Software License Agreement attached as Exhibit A, and which (i) is signed by the end user or (ii) is an agreement which is prominently displayed on the outside of the package containing Licensee's product and contains terms to the effect that such end user license agreement is accepted by the end user when the end user removes the shrink-wrap packaging surrounding Licensee's product. Licensee agrees to indemnify Micro Focus in the event that Micro Focus sustains any loss due to Licensee's failure to comply with the provisions in this clause (b).

     c. Licensee will not authorize any third party to copy all or any part of the OSX except as permitted in Exhibit A.

     d. Licensee may not modify, reverse engineer, reverse compile, or disassemble any object code for the OSX.

     e. Licensee may not distribute, make copies of or prepare derivative works of any Micro Focus documentation without the express written permission of Micro Focus.

6.   SERIALIZATION AND REPORTING

     Licensee agrees to reference the copies it makes of the OSX by the same serial or other identification number it gives to the copies of its own applications which are co-resident with the OSX on the distribution medium. Licensee agrees to report to Micro Focus the serial numbers, registration numbers, or other identification numbers or codes which Licensee uses to identify the copies it makes of its own applications software and which are distributed in conjunction with the copies it takes of the OSX. These numbers will be treated as the identifying numbers of the copies of the OSX which Licensee is granted the right to make under this Agreement. Licensee agrees to submit the OSX Report Form along with Licensee fee payments due, if any, within fifteen (15) days of the last day of each month; and the timely presentation of such reports and payment to Micro Focus are a condition of the grant by Micro Focus to Licensee to make further copies of the OSX.

7.   RECORD KEEPING/AUDITS

     Licensee agrees to make and keep for at least three years from the date of the entry a record of the serial or other identification number of each copy of the OSX made or delivered by Licensee to its customers, along with a record of the name and address of each customer at the time of transfer of the OSX.

     Micro Focus will have the right, at least once per calendar year during the term of the Agreement and for three (3) years thereafter to have independent certified public accountants, reasonably acceptable to Licensee, audit all records that this Agreement requires Licensee to make and keep. All audits will begin upon at least forty-eight (48) hours prior notice. Micro Focus will pay for the audit unless the audit shows a shortfall of more than 5% between the results of the audit and the reports submitted for the period audited, then Licensee will pay the auditor's fee.

8.   ASSIGNMENT

     Either party may assign this Agreement to the surviving entity in a merger or consolidation in which it participates or to a purchaser of all or substantially all of its assets. In addition, Micro Focus may assign this Agreement to any person to whom Micro Focus transfers all or substantially all of its rights in the OSX. Otherwise, neither party may assign any rights or delegate any duties under this Agreement without the other's prior written consent, and any attempt to do so without that consent will be void. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns of the parties hereto.

9.   DISCLAIMER OF WARRANTY FOR OSX

     THE OSX IS LICENSED ON AN "AS IS" BASIS. THIS MEANS THAT THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE OSX IS ON LICENSEE. SHOULD THE OSX PROVE DEFECTIVE FOLLOWING ITS USE, LICENSEE, AND NOT MICRO FOCUS, ASSUMES THE ENTIRE COST OF ALL NECESSARY SERVICE, REPAIR OR CORRECTION. MICRO FOCUS DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. MICRO FOCUS MAKES NO REPRESENTATIONS CONCERNING THE QUALITY OF THE OSX AND DOES NOT PROMISE THAT THE OSX WILL BE ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION.

10.  EXPORT CONTROLS IN GENERAL

     In exercising its rights under the Agreement, Licensee agrees to comply strictly and fully with all export controls imposed on the OSX by any country or organization of nations within whose jurisdiction Licensee operates or does business. Examples of organizations of nations that may have export controls pursuant to treaty or international agreement are: the North Atlantic Treaty Organization, the European Economic Community, the Asian Common Market and the Association of Southeast Asian Nations.

11.  DUTIES, TAXES AND SIMILAR CHARGES

     Licensee will pay or reimburse Micro Focus for all duties, sales and use taxes, other taxes and other charges relating to the OSX, this Agreement or payments hereunder, with the sole exception of taxes on Micro Focus' income.

12.  OWNERSHIP OF THE OSX

     Micro Focus and its suppliers have and will retain all ownership rights in the OSX including all patent rights, copyrights, trade secrets, trademarks, service marks, related goodwill and confidential and proprietary information. Licensee will have no rights in the OSX except as explicitly stated in this Agreement.

13.  NOTICES

     Licensee will include copies of a notice regarding proprietary rights approved in writing by Micro Focus on all copies of the OSX that Licensee distributes, as follows: (i) on the distribution diskette label and (ii) prominently displayed on Licensee's packaging and/or documentation for his application software (this may be on the copyright page, title page, outer binder, cover, or elsewhere). Licensee's performance of this obligation is a condition of Micro Focus' authorization of Licensee's distribution of copies of the OSX. Object code provided by Micro Focus will have an appropriate notice embedded in it, which Licensee will keep intact. An acceptable notice would be as follows:

     Copyright - [year of publication] [Licensee]; portions copyright 19xx Micro Focus Ltd. All rights reserved. This program or documentation contains confidential information and trade secrets of [Licensee] and its suppliers. Reverse engineering of object code is prohibited. Use of copyright notice is precautionary and does not imply publication.

     Unless Micro Focus otherwise instructs, the year 19xx denotes the years that the OSX or portions thereof have been copyrighted. If no year(s) is
     (are) indicated in the documentation, Micro Focus will supply this information upon request.

14.  LIMITATION OF LIABILITY

     IN NO EVENT WILL MICRO FOCUS BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR OTHER DAMAGES ARISING OUT OF THE USE OF THE RECORDING MEDIUM OR THE OSX BY ANY PERSON, WHETHER OR NOT MICRO FOCUS IS
     INFORMED OF THE POSSIBILITIES OF SUCH DAMAGES IN ADVANCE.   MICRO FOCUS'
     TOTAL LIABILITY WITH RESPECT TO ALL CAUSES OF ACTION TOGETHER WILL NOT EXCEED AMOUNTS PAID BY LICENSEE TO MICRO FOCUS FOR USE OF THE OSX HEREUNDER. THESE LIMITATIONS APPLY TO ALL CAUSES OF ACTION, INCLUDING, BUT NOT LIMITED TO, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS, AND CAUSES OF ACTION BASED ON ANY OTHER LEGAL THEORY.

15.  TERMINATION

     This Agreement will terminate:

     a. End of Term. Upon the expiration of the Term of the Agreement. The initial term shall be three (3) years from the Effective Date of this Agreement.

     b. Distribution of All Copies. Upon the distribution by Licensee of all copies of the OSX permitted to be distributed by Licensee hereunder.

     c.   Breach.   On the thirtieth (30th) day after either party gives the
          other notice of a material breach by the other of any term or condition of this Agreement, unless the breach is cured before that day; or

     d. Bankruptcy or Insolvency. When either party at its discretion gives the other notice of termination after the other has been for more than sixty (60) days the subject of any voluntary or involuntary proceeding relating to bankruptcy, insolvency, liquidation, receivership, composition of or assignment for the benefit of creditors.

16.  EFFECT OF TERMINATION

     After termination:

     a. End of Licenses. Licensee will have no right to copy, market or distribute the OSX and will promptly destroy or return to Micro Focus all copies of the OSX in its possession or under its control.

     b.   End User's Rights.   End users properly sublicensed prior to
          termination may continue to use the OSX under the terms of their written sublicense agreements, but all sublicense agreements will inure to Micro Focus' benefit, and Licensee will execute documents and provide assistance as reasonably requested by Micro Focus to enable Micro Focus to enforce them.

     c. No Damages for Termination: No Effect on Other Rights and Remedies. Neither party will be liable for damages of any kind as a result of exercising its right to terminate this Agreement according to these Terms and Conditions, and termination will not affect any other right or remedy of either party.

     d. Continuing Obligations. Payment obligations arising prior to termination will remain in force.

17.  MISCELLANEOUS

     a.   Choice of Law.   This license will be governed by and construed
          according to the laws of the State of California, applicable to contracts entered into and wholly to be performed within the State of California by California residents.

     b. Entire Agreement. This Agreement represents the entire agreement between the parties relating to OSX and supersedes all prior representations, discussions, negotiations and agreements, whether written or oral.

     c. Amendment. This Agreement may be amended or supplemented only by a writing signed on behalf of both parties. No purchase order, invoice or similar document will affect this Agreement by the receiving party.

     d. Waiver. No waiver will be implied from conduct or failure to enforce rights. No waiver will be effective unless in writing signed on behalf of the party claimed to be waived.

     e. Contingencies. Neither party will have the right to claim damages or to terminate this Agreement as a result of the other's failure or delay in performance due to circumstances beyond its reasonable control, such as labor disputes, strikes, lockouts, shortages of or inability to obtain labor, fuel, raw materials or supplies, war, riot, insurrection, epidemic, act of God, or governmental action not the fault of the nonperforming party.

     f. Severability. If any part of this Agreement is found invalid or unenforceable, it will be enforced to the maximum extent permitted by law, and all other parts of this Agreement will remain in force.

     g. Equitable Relief. Either party may have injunctive, preliminary or other equitable relief to remedy any actual or threatened unauthorized disclosure of confidential information or unauthorized use, copying, marketing, distribution or sublicensing of the OSX.

     h. Attorneys' Fees. In any suit to enforce this Agreement, the prevailing party will have the right to recover its costs and reasonable attorney's fees, including costs and fees upon appeal.

     i. Relationship of Parties. The parties to this Agreement are independent contractors. There is no relationship of principal to agent, master to servant, employer to employee or franchisor to franchisee between the parties. Neither party has the authority to bind the other or incur any obligation on its behalf.

MICRO FOCUS INCORPORATED                      DELTEK
("Micro Focus")                               ("Licensee")


  /s/ ROBERT CONNORS                            /s/ ERIC BROWN
---------------------------------             --------------------------------
Signature                                     Signature


Robert Connors, CFO                           Eric Brown
---------------------------------             --------------------------------
Printed Name and Title                        Printed Name and Title

2465 East Bayshore Road                       LICENSEE'S ADDRESS:
Palo Alto, CA  94303                          8280 Greensboro Dr., #300
                                              McLean, VA  22102

                                   EXHIBIT A

                MICRO FOCUS END USER SOFTWARE LICENSE AGREEMENT

IMPORTANT.   YOU SHOULD CAREFULLY READ THIS LEGAL AGREEMENT BEFORE OPENING THIS
PACKAGE. BY OPENING THIS PACKAGE, YOU ACCEPT ALL THE TERMS AND CONDITIONS OF THIS AGREEMENT AND AGREE TO ABIDE BY THEM. IF THESE TERMS AND CONDITIONS ARE NOT ACCEPTABLE TO YOU, DO NOT OPEN THIS PACKAGE, BUT RETURN IT UNOPENED TO YOUR DISTRIBUTOR AND YOUR MONEY WILL BE REFUNDED.

1. Scope of Agreement. This Agreement covers, and the "Software" includes, the computer programs enclosed in this package, their accompanying user documentation, and any related computer programs, documentation and information subsequently provided by Micro Focus Incorporated ("Micro Focus").

2.   License.   Micro Focus grants to you a nonexclusive, nontransferable
     license to use the Software in object code form on one "Computer System", in the United States, Canada, Mexico and Central America. The Computer System must be a single-user computer. Any use of the Software on a local area network or mufti-user system requires separate network or multi-user licensing. Please contact your Micro Focus Account Representative for details and charges.

     You agree not to:

     a. Copy. Make any copies of any computer program contained in the Software, except as set forth in (3) below, and not to make any copies of all or any part of the user documentation;

     b. Disseminate. Provide or disseminate all or any part of the Software to any other person; or

     c. Modify or Reverse Engineer. Attempt to modify, reverse engineer, reverse compile or disassemble the object code for the Software.

3. Run Time License; Operating System Extension. Micro Focus grants you a royalty free right to reproduce and distribute executable files created using the Software. In addition, Micro Focus grants you a royalty-free right to reproduce and distribute the COBOL Run Time System files of the Software, provided that you: (a) distribute the COBOL Run Time System files only in conjunction with and as a part of your software product;
     (b) do not use Micro Focus' name, logo, or trademarks to market your software product; (c) include Micro Focus' copyright notice for the Software on your product label and as a part of the sign-on message for your software product: and (d)indemnity, hold harmless, and defend Micro Focus from and against any claims or lawsuits, including attorney's fees, that arise or result from the use or distribution of your software product. The COBOL Run Time System files and Operating System Extension are further described in the "Read this First" card that is packaged with your Micro Focus product. Please contact your Micro Focus Account Representative for information on licensing the Operating System Extension.

4. Term of License. Subject to termination for your breach of this Agreement, this Agreement and your license will last indefinitely. If you violate any term or condition of this Agreement, Micro Focus or its agents may terminate this Agreement and your license immediately by giving you written notice of termination. You may also terminate this Agreement and your license voluntarily by giving notice of termination to Micro Focus and destroying or returning to Micro Focus all copies of all or any part of the Software in your possession or under your control. You will have no right to keep or use any copy of the Software for any purpose after termination.

5. Changes in Software. Micro Focus has a policy of continuous improvement to the Software and reserves the right to make changes without notice in new releases and versions of it. Specifications of the Software, including the amount of memory or time required for execution of any program, may be changed in new releases and versions.

6. Limited Warranty for Recording Medium. Micro Focus will repair or replace free of charge any defective recording medium on which the Software is recorded d the medium is returned to Micro Focus by you within ninety (90) days after purchase. This warranty does not cover defects due to accident, abuse, service or modification by any unauthorized person, or any cause occurring after initial delivery of the medium to you. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE. ALL IMPLIED WARRANTIES WITH RESPECT TO THE RECORDING MEDIUM, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE LIMITED IN DURATION TO NINETY (90) DAYS FROM THE DATE OF RETAIL PURCHASE. SOME JURISDICTIONS DO NOT ALLOW LIMITATIONS ON HOW LONG AN IMPLIED WARRANTY LASTS, SO THE ABOVE LIMITATION MAY NOT APPLY TO YOU

7.   Procedure for Returning Media.   Defective media may be mailed to Micro
     Focus, postage prepaid, or may be delivered in person and picked up when repairs or replacement is completed. Your name, address, telephone number and User Registration Number (on the registration card) must be attached to the returned medium. The address for mailing media may be obtained by telephoning Micro Focus at (415) 856-4161.

8. Disclaimer of Warranty for Software. MICRO FOCUS SOFTWARE IS LICENSED ON AN "AS IS" BASIS. MICRO FOCUS DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. MICRO FOCUS MAKES NO REPRESENTATIONS CONCERNING THE QUALITY OF THE SOFTWARE AND DOES NOT PROMISE

     THAT THE SOFTWARE WILL BE ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION.

9. Limitation of Liability. IN NO EVENT WILL MICRO FOCUS BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR OTHER DAMAGES ARISING OUT OF THE USE OF THE RECORDING MEDIUM OR THE SOFTWARE BY ANY PERSON, WHETHER
     OR NOT INFORMED OF THE POSSIBILITIES OF DAMAGES IN ADVANCE.   MICRO FOCUS'
     TOTAL LIABILITY WITH RESPECT TO ALL CAUSES OF ACTION TOGETHER WILL NOT EXCEED AMOUNTS PAID BY YOU FOR THE SOFTWARE. THESE LIMITATIONS APPLY TO ALL CAUSES OF ACTION, INCLUDING BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.

10. Ownership of Software. Micro Focus and its suppliers have and will retain all ownership rights to the Software, including all patent rights, copyrights, trademarks, service marks, related goodwill and confidential and proprietary information. You have no rights in the Software except as explicitly stated in this Agreement.

11. Use by Government. Use, duplication or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software cause at DFARS 52.227-7013 or subparagraphs (c)(1) and (2) of Commercial Computer Software - Restricted Rights at 48 CFR 52.227-19, as applicable. Contact Micro Focus, 2465 East Bayshore Road, Palo Alto, California 94303.

12. Assignment and Delegation. You may not assign this Agreement or any rights under it and may not delegate any duties under this Agreement without Micro Focus' prior written consent. Any attempt to assign or delegate without that consent will be void.

13. Exclusive Agreement. THIS AGREEMENT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES ALL PROPOSALS, COMMUNICATIONS, PURCHASE ORDERS AND PRIOR AGREEMENTS, VERBAL OR WRITTEN, BETWEEN THE PARTIES. THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

                                   EXHIBIT B

                            OSX V3.0 MONTHLY REPORT

To:  MICRO FOCUS INCORPORATED
     2465 East Bayshore Road
     Palo Alto, CA  94303

From:



Report Date:

Month/Year:

--------------------------------------------------------------------------------------------------------------
  Name/No. of Equipment Model and Operating System            Serial #           Date Issued            # of
                                                                                                        Users
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------



Balance of Prepaid License Fees . . . . . . . . . . . . .     $
                                                               -------
TOTAL LICENSE FEES FOR MONTH  . . . . . . . . . . . . . .     $
                                                               -------
LICENSE FEES DUE (if any) . . . . . . . . . . . . . . . .     $
                                                               -------

Signature



Date

                                   EXHIBIT C

                      MICRO FOCUS COBOL V3.0 FOR DOS-OS/2
            MICRO FOCUS COBOL RTS AND OSX FILES LISTING FOR DOS-OS/2

      IMPORTANT:    CREATING, DISTRIBUTING AND LICENSING YOUR APPLICATIONS
                          FOR INTERNAL USE AND RESALE

The files listed below under the headings COBOL Run Time System and Operating System Extensions which are supplied by Micro Focus as part of the product may be distributed by you for use with your application programs. COBOL Run Time System files may be distributed free of additional charge. However, a charge is payable to Micro Focus for distribution of Operating System Extension files. Please contact your Micro Focus Account Representative for details of these charges.

Files which are supplied by Micro Focus as part of the product other than those listed below may not be reproduced or distributed.

COBOL RUN TIME SYSTEM

The files listed directly below constitute the COBOL Run Time System, which is part of the Micro Focus COBOL product. You do not need to pay a license fee to distribute these.

         ADISCF.EXE            COBLIB.DLL       MFEXTMAP.DLE
         ADISCF.LBR            COBLIB.DLW       MFEXTMAP.DLL
         ADISCFW.EXE           COBNLS.DLL       MFEXTMAP.DLW
         ADISCTRL              COBNLS.DLW       PAN2PM.DLL
         CBLSSEG.DLL           COBNLS.ERR       PCINST.DLL
         CBLWIN.DLL            DWPM.DLL         REBUILD.EXE
         CBLWIN31.DLW          GENATT.DLE       _BTRV.DLL
         COBFP87.DLE           GENATT.DLL       _BTRV.DLW
         COBFP87.DLL           GENATT.DLW       _BTRV.EXE
         COBFP87.DLW           HELPADCF.LBR     _SQLPRI.DLL
         COBIFN.DLL            KEYBCF.EXE       _SQLPRE.DLL
         COBIFN.DLW            KEYBCFW.EXE      _SQLPRM.DLL
         COBLIB.DLE            MCSETUP.EXE

OPERATING SYSTEM EXTENSIONS

The files listed directly below constitute the Operating System Extensions. To distribute any of these you must obtain OSX licenses from Micro Focus.

The following files are from Micro Focus COBOL:

         ADDPROG.EXE         CCINETB.DLL         MSHELP.DLL
         ADDWPROG.EXE        CCINETB.DLW         MSHIF.DLL
         CCIAPPC.DLL         CCINETB.EXE         MSHIF.EXE
         CCIIPX.DLL          HELPNAME.LBR        NAME.HNF
         CCIIPX.DLW          HYHELP.EXE          NAME.LBR
         CCIIPX.EXE          HYHELP.HNF          UTILS.LBR
         CCIIPX2.EXE         HYHELP.ICO          _SORT.DLL
         CCINAMP.DLL         HYHELP.LBR          _SORT.DLW
         CCINAMP2.DLL        HYHELPW.EXE

  The following files are from Micro Focus COBOL Toolset:

         APPCAPI.DLL          CWRX.DLE           ON-LINE.LBR
         CALLRB.LBR           CWRX.DLL           PAN2CHR.LBR
         CCITCP.DLL           CWRX.DLW           PAN2WIN.DLL
         CCITCP2.EXE          FS.EXE             PANELS2.GNT
         CMENU.LBR            FSW.EXE            PARMPASS.LBR
         COBOLAPI.DLL         FS.LBR             REPORTER.LBR
         COBTHRED.DLE         HYH-INTF.GNT       SETPPTR.DLL
         COBTHRED.DLL         LBRMAN.GNT         SETUP.EXE
         COBTHRED.DLW         MFDIR2.HNF         TOOLS.LBR
         CWRCLI.CFG           MFDIR2.LBR         XFHFB.DLE
         CWRCLI.EXE           MFICONS.DLL        XFHFB.DLL
         CWRCLI.GNT           MFICONS.SF         XFHFB.DLW
         CWRCLIW.EXE          MFICONSW.DLL       XM.EXE
         CWRMSGS.REL          ON-LINE.HNF        XM.SYS

                MICRO FOCUS COBOL V3.1 FOR DOS, OS/2 AND WINDOWS
                  MICRO FOCUS COBOL RTS AND OSX FILES LISTING
              IMPORTANT-CREATING, DISTRIBUTING AND LICENSING YOUR
                    APPLICATIONS FOR INTERNAL USE AND RESALE

The files listed below under the headings COBOL Run Time System and Operating System Extensions which are supplied by Micro Focus as part of the product may be distributed by you for use with your application programs. COBOL Run Time System files may be distributed free of additional charge. However, a charge is payable to Micro Focus for distribution of Operating System Extension files. Please contact your Micro Focus Account Representative for details of these charges.

Files which are supplied by Micro Focus as part of the product other than those listed below may not be reproduced or distributed.

COBOL RUN TIME SYSTEM

The files listed directly below constitute the COBOL Run Time System, which is part of the Micro Focus COBOL product. You do not need to pay a license fee to distribute these.

         ADISCF.EXE          COBNLS.ERR            XFHFB.DLL
         ADISCF.LBR          DWPM.DLL              XFHFB.DLW
         ADISCFW.EXE         GENATT.DLE            XM.EXE
         ADISCTRL            GENATT.DLL            XM.SYS
         CBLSSEG.DLL         GENATT.DLW            _BTRV.DLL
         CBLWIN.DLL          HELPADCF.LBR          _BTRV.DLW
         CBLWIN31.DLW        KEYBCF.EXE            _BTRV.EXE
         COBFP87.DLE         KEYBCFW.EXE           _SORT.DLL
         COBFP87.DLL         MCSETUP.EXE           _SORT.DLW
         COBFP87.DLW         MFEXTMAP.DLE          _SQLEEN.DLL
         COBIFN.DLL          MFEXTMAP.DLL          _SQLEEX.DLL
         COBIFN.DLW          MFEXTMAP.DLW          _SQLEIN.DLL
         COBLIB.DLE          PAN2PM.DLL            _SQLEIX.DLL
         COBLIB.DLL          PCINST.DLL            _SQLPRI.DLL
         COBLIB.DLW          REBUILD.EXE           _SQLPRE.DLL
         COBNLS.DLL          SYSRUNG.LBR           _SQLPRM.DLL
         COBNLS.DLW          XFHFB.DLE

OPERATING SYSTEM EXTENSIONS

The files listed directly below constitute the Operating System Extensions. To distribute any of these you must obtain OSX licenses from Micro Focus.

The following files are from Micro Focus COBOL:

         CCIAPPC.DLL           CCINETB.DLW            MSHELP.DLL
         CCIIPX.DLL            CCINETB.EXE            MSHIF.DLL
         CCIIPX.DLW            HELPNAME.LBR           MSHIF.DLW
         CCIIPX.EXE            HYHELP.CFX             MSHIF.EXE
         CCIIPX2.EXE           HYHELP.EXE             NAME.LBR
         CCINAMP.DLL           HYHELP.HNF             UTILS.LBR
         CCINAMP2.DLL          HYHELP.LBR
         CCINETB.DLL           HYHELPW.EXE

         The following files are from Micro Focus COBOL Toolset:

         APPC_DOS.CFG         CCITCPW.LIB          MNETONE.EXE
         APPCAPI.DLL          CMENU.CFG            MNOVLWP.DLL
         CALLRB.LBR           CMENU.LBR            MPATHWAY.DLL
         CALLRB.OBJ           CMENU.MNT            MPCNFS.EXE
         CCI.H                CMENU.MNU            MPCNFS2.EXE
         CCI.INI              COBENV.DLE           MPCNFS4.DLL
         CCIAPPC.DLW          COBENV.DLL           MSCVSUB.OBJ
         CCIAPPC.EXE          COBENV.DLW           MSOCKLIB.DLL
         CCIAPPC.LIB          COBOLAPI.DLL         MSOCKLIB.RC
         CCIAPPC2.EXE         COBTHRED.DLE         MWINSOCK.DLL
         CCIAPPCD.LIB         COBTHRED.DLL         MWINTCP.EXE
         CCIAPPCW.EXE         COBTHRED.DLW         NAME.HNF
         CCIAPPCW.LIB         CWRCLI.CFG           NETCONF
         CCIIPX.LIB           CWRCLI.EXE           ON-LINE.CFX
         CCIIPXD.LIB          CWRCLI.GNT           ON-LINE.LBR
         CCIIPXW.LIB          CWRCLIW.EXE          ON-LINE.HNF
         CCILU2.DLL           CWRMSGS.REL          PAN2CHO1.OBJ
         CCILU2.DLW           CWRX.DLE             PAN2CHO2.OBJ
         CCILU2.EXE           CWRX.DLL             PAN2CHR.LBR
         CCILU2.LIB           CWRX.DLW             PAN2CHR.LNK
         CCILU2D.LIB          FS.EXE               PAN2CHR.OBJ
         CCILU2W.LIB          FS.LBR               PAN2NULL.OBJ
         CCINAMP.LIB          FSMGR.LBR            PAN2PM.LIB
         CCINETB.LIB          FSMGR.OBJ            PAN2VIO.LIB
         CCINETBD.LIB         FSVIEW.CFG           PAN2WIN.DLL
         CCINETBW.LIB         FSVIEW.EXE           PANELS2.GNT
         CCITCP.DLL           FSVIEW.HNF           PANELS2.OBJ
         CCITCP.DLW           FSVIEW.LBR           PARMPASS.LBR
         CCITCP.EXE           FSVIEWPM.EXE         PCMEFIN.OBJ
         CCITCP.INI           FSVIEWW.EXE          PCMINIT.OBJ
         CCITCP.LIB           FSW.EXE              RBLDMAIN.OBJ
         CCITCP2.EXE          HYHINTF.GNT          RBLDSUB.OBJ
         CCITCP2.FTP          INSTALL.NFS          REPORTER.LBR
         CCITCP2.IBM          LBRMAN.GNT           RNMFILE.EXE
         CCITCP2W.EXE         LSOCKLIB.LIB         RNMNIS.EXE
         CCITCP2W.FTP         LU2LOGON.C           RNMREM.EXE
         CCITCP2W.JSB         LU2LOGON.CD          RTM.EXE
         CCITCPD.FTP          LU2LOGON.CW          RTMREM.EXE
         CCITCPD.IBM          LU2LOGON.DLL         RUN.CFG
         CCITCPD.LIB          LU2LOGON.DLW         RUN.EXE
         CCITCPDW.FTP         M3OPEN.DLL           RUNPM.EXE
         CCITCPDW.JSB         M3OPEN.EXE           RUNW.EXE
         CCITCPE.FTP          MBW.EXE              SETPPTR.DLL
         CCITCPE.JSB          MFDIR2.HNF           SETUP.EXE

         CCITCPL.FTP          MFDIR2.LBR        SHELL.LBR
         CCITCPL.IBM          MFICONS.DLL       TOOLS.LBR
         CCITCPLD.FTP         MFICONS.SF        VSL.INI
         CCITCPLD.JSB         MFICONSW.DLL
         CCITCPLW.FTP         MLOCUS2.EXE
         CCITCPLW.JSB         MFTP.EXE
         CCITCPW.DLW          MHPARPA.DLL

                                   EXHIBIT D

               MICRO FOCUS COBOL V3.0 FOR UNIX OSX FILES LISTING


The files listed below constitute the OSX for UNIX, and a charge is payable to Micro Focus for the distribution of the OSX files.

Files which are supplied by Micro Focus as part of the product other than those listed below may not be reproduced or distributed.


                 ADIS.gnt                      fhxscomp.gnt
                 ADISCF.gnt                    fs
                 ADISCTRL                      help.gnt
                 ADISDYNA.gnt                  help.lbr
                 ADISINT.gnt                   helpadcf.lbr
                 ADISKEY.gnt                   helpname.lbr
                 ADISKEY2.gnt                  hyh-intf.gnt
                 BTR2XFH.gnt                   hyhelp.lbr
                 CBLDC001.gnt                  install
                 DISPCONV.gnt                  Im.err
                 FHREDIR.gnt                   Imbin
                 KEYBCF.gnt                    lmgrd
                 MFTOOLS.CFG                   mFFH.gnt
                 PANELS.gnt                    mfconfig.gnt
                 banner.gnt                    mfocusd
                 bin                           name.gnt
                 ccitcp2                       osxver
                 cob.msg                       reporter.lbr
                 cobintfn.gnt                  rgb.txt
                 coblib                        rts.err
                 cobver                        rts.msg
                 commi.gnt                     rts32
                 comms.gnt                     rtstype
                 cpylib                        src
                 cwrcli.gnt                    terminfo
                 cwrmsgs.rel                   tools.lbr
                 docs                          utils.lbr
                 fhrdrpwd.gnt

                               FIRST AMENDMENT TO
                           THE OSX APPLICATION VENDOR
                               LICENSE AGREEMENT

The OSX Application Vendor License Agreement between Micro Focus Incorporated and Deltek effective as of June 10, 1991 ("the Agreement") is hereby amended as follows.

The term of the Agreement is extended to March 31, 1998.

All terms and conditions including the discount schedule and payment terms apply.

Except as modified herein, the terms and conditions remain in full force and effect. Terms not defined in this First Amendment have the same meaning as in the Agreement.

Effective date:  December 12, 1996

AGREED AND ACCEPTED:

MICRO FOCUS INCORPORATED                DELTEK

Signature:    /s/ Loren E. Hillberg     Signature:       /s/ Alan Stewart

Name:         Loren E. Hillberg         Name:            Alan Stewart

Title:        Vice President            Title:           Chief Financial Officer

Date:         December 12, 1996         Date:            December 12, 1996